UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	ATLC	Nasdaq Global Select Market

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.       Submission of Matters to a Vote of Security Holders.

Atlanticus Holdings Corporation (the “Company”) held its Annual Meeting of Shareholders on May 9, 2019.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation.  At the Annual Meeting, the Company’s shareholders voted upon four proposals.  The proposals are described in detail in the Company’s Proxy Statement.  A brief description and the final vote results for each proposal follow.

1.  Election of five directors for terms expiring at the 2020 Annual Meeting of Shareholders:

Nominee	For	Withheld	Broker Non-Votes
David G. Hanna	11,067,665	74,833	—
Jeffrey A. Howard	11,075,199	67,299	—
Deal W. Hudson	10,117,123	1,025,375	—
Mack F. Mattingly	10,130,547	1,011,951	—
Thomas G. Rosencrants	10,129,174	1,013,324	—

As a result, each nominee was elected to serve as a director for a term expiring at the 2020 Annual Meeting of Shareholders.

2.  Approval of the Atlanticus Holdings Corporation Fourth Amended and Restated 2014 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
9,372,636	1,769,182	680	—

As a result, the proposal was approved.

3.  Advisory vote on the compensation of the named executive officers listed in the Proxy Statement (the “say-on-pay vote”):

For	Against	Abstain	Broker Non-Votes
10,345,478	796,350	670	—

As a result, the resolution was approved.

4.  Advisory vote on the frequency of future say-on-pay votes:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
1,422,902	364	9,710,023	9,210	—

As a result, the frequency of three years was approved.  Consistent with the results of the non-binding vote of the shareholders, the Company has determined to hold future say-on-pay votes every three years.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        ATLANTICUS HOLDINGS CORPORATION

Date:   May 14, 2019                                      By:   /s/William R. McCamey

Name:  William R. McCamey

Title:   Chief Financial Officer